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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                 April 1, 1996



                                 XYTRONYX, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                           ---------------------------
                  (State or other jurisdiction of incorporation


                0-14838                               36-3258753
           -----------------                     --------------------
      (Commissioner File Number)         (IRS Employer Identification Number)




                             6555 Nancy Ridge Drive
                                    Suite 200
                          San Diego, California  92121
                       -----------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900
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Item 5.  Other Events.

         The News Release dated April 1, 1996 regarding results of special stockholders meeting, filed as Exhibit 99.49 hereto, is hereby incorporated into this Report by reference.

         Amendment to the Certificate of Incorporation dated April 8, 1996, filed as Exhibit 3.11 hereto is hereby incorporated into this report by reference.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   EXHIBITS.   The following exhibit accompanies this Report:

       Exhibit
       Number                  Exhibit Description
       ------                  -------------------

        99.49 News Release dated April 1, 1996 regarding results of special stockholders meeting.

         3.11  Amendment to the Certificate of Incorporation dated April 8,
               1996.











                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     XYTRONYX, INC.


                                     By: /s/ DALE SANDER
                                         ---------------------------
                                             Dale Sander
                                             Chief Financial Officer

Date:  April 10, 1996


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                                INDEX TO EXHIBITS



   Exhibit                                                         Sequentially
   Number                   Description of Exhibit                 Numbered Page
   ------                   ----------------------                 -------------

   99.49 News Release dated April 1, 1996 regarding results of special stockholders meeting.

    3.11       Amendment to Certificate of Incorporation dated
               April 8, 1996.


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